UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08457
Exact name of registrant as specified in charter:	Delaware Group® Foundation Funds
Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106
Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106
Registrant’s telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	March 31
Date of reporting period:	September 30, 2020

Item 1. Reports to Stockholders

Semiannual report
Multi-asset mutual fund
Delaware Strategic Allocation Fund
September 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Allocation Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of September 30, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.

Disclosure of Fund expenses
For the six-month period from April 1, 2020 to September 30, 2020 (Unaudited)
The Fund seeks capital appreciation with current income as a secondary objective.
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2020 to September 30, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the six-month period from April 1, 2020 to September 30, 2020 (Unaudited)
Delaware Strategic Allocation Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,181.90	1.14%	$6.24
Class C	1,000.00	1,177.20	1.90%	10.37
Class R	1,000.00	1,181.00	1.40%	7.65
Institutional Class	1,000.00	1,183.20	0.90%	4.93
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.14%	$5.77
Class C	1,000.00	1,015.54	1.90%	9.60
Class R	1,000.00	1,018.05	1.40%	7.08
Institutional Class	1,000.00	1,020.56	0.90%	4.56
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation, top 10
equity holdings, and country allocation
Delaware Strategic Allocation Fund	September 30, 2020
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock	57.65%
US Markets	30.23%
Communication Services	2.87%
Consumer Discretionary	3.49%
Consumer Staples	1.30%
Energy	0.36%
Financials	3.18%
Healthcare	4.53%
Industrials	2.58%
Information Technology	7.83%
Materials	1.21%
Real Estate	2.45%
Utilities	0.43%
Developed Markets	18.18%
Communication Services	0.85%
Consumer Discretionary	1.91%
Consumer Staples	2.78%
Energy	0.32%
Financials	2.98%
Healthcare	2.91%
Industrials	2.98%
Information Technology	1.37%
Materials	1.15%
Real Estate	0.45%
Utilities	0.48%
Emerging Markets	9.24%
Communication Services	2.14%
Consumer Discretionary	1.73%
Consumer Staples	0.60%
Energy	1.46%
Financials	0.50%
Healthcare	0.03%
Information Technology	2.50%
Materials	0.23%

Security type / sector allocation, top 10
equity holdings, and country allocation
Delaware Strategic Allocation Fund
Security type / sector	Percentage of net assets
Real Estate	0.03%
Utilities	0.02%
Exchange-Traded Funds	6.94%
Limited Partnerships	0.02%
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.42%
Agency Commercial Mortgage-Backed Securities	0.38%
Agency Mortgage-Backed Securities	12.70%
Collateralized Debt Obligations	1.11%
Corporate Bonds	13.01%
Banking	3.39%
Basic Industry	0.71%
Capital Goods	0.25%
Communications	2.18%
Consumer Cyclical	0.42%
Consumer Non-Cyclical	1.34%
Energy	1.11%
Financials	0.43%
Insurance	0.44%
Real Estate	0.18%
Technology	0.91%
Transportation	0.07%
Utilities	1.58%
Loan Agreements	0.56%
Municipal Bonds	0.36%
Non-Agency Asset-Backed Securities	0.70%
Non-Agency Collateralized Mortgage Obligations	1.24%
Non-Agency Commercial Mortgage-Backed Securities	2.83%
Sovereign Bonds	0.11%
Preferred Stock	0.64%
US Treasury Obligation	0.03%
Short-Term Investments	2.13%
Total Investments	100.83%
Liabilities Net of Receivables and Other Assets	(0.83%)
Total Net Assets	100.00%
Country/Market*	Percentage of net assets
Developed Markets	21.35%
Australia	1.61%

Country/Market*	Percentage of net assets
Austria	0.21%
Belgium	0.23%
Canada	0.13%
Cayman Islands	1.34%
Denmark	0.46%
Finland	0.31%
France	2.28%
Germany	1.46%
Hong Kong	0.43%
Ireland	0.25%
Israel	0.37%
Italy	0.18%
Japan	4.87%
Netherlands	1.18%
Portugal	0.08%
Singapore	0.43%
Spain	0.44%
Sweden	0.48%
Switzerland	2.27%
United Kingdom	2.34%
Emerging Markets	9.77%
Argentina	0.05%
Brazil	0.80%
Chile	0.06%
China	3.17%
Colombia	0.02%
India	1.16%
Indonesia	0.14%
Malaysia	0.01%
Mexico	0.31%
Morocco	0.09%
Peru	0.07%
Philippines	0.09%
Republic of Korea	1.80%
Russia	0.52%
Taiwan	1.34%
Turkey	0.14%
US Markets	67.58%
Total	98.70%

Security type / sector allocation, top 10
equity holdings, and country allocation
Delaware Strategic Allocation Fund
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Microsoft	1.11%
Reliance Industries GDR 144A	1.03%
Amazon.com	0.96%
Taiwan Semiconductor Manufacturing	0.80%
Alibaba Group Holding ADR	0.78%
Tencent Holdings	0.72%
Samsung Electronics	0.67%
Apple	0.63%
Nestle	0.62%
Alphabet Class A	0.60%
*Allocation includes all investments except for short-term investments.

Schedule of investments
Delaware Strategic Allocation Fund	September 30, 2020 (Unaudited)
	Number of shares	Value (US $)
Common Stock – 57.65%
US Markets − 30.23%
Communication Services − 2.87%
Alphabet	957	$1,402,579
AT&T	27,539	785,137
ATN International	1,468	73,605
Century Communications=,†	25,000	0
Charter Communications†	889	555,038
Cinemark Holdings	6,040	60,400
Comcast	20,556	950,921
Facebook†	1,729	452,825
Match Group†	3,727	412,393
Netflix†	728	364,022
Nexstar Media Group	679	61,062
Verizon Communications	9,300	553,257
Walt Disney	7,649	949,088
Yelp†	3,118	62,641
		6,682,968
Consumer Discretionary − 3.49%
Amazon.com	711	2,238,747
American Eagle Outfitters	9,429	139,643
Aramark	4,013	106,144
BorgWarner	2,776	107,542
Children's Place†	882	25,005
Chuy's Holdings†	1,937	37,926
Dana†	4,290	52,853
Dick's Sporting Goods	1,400	81,032
Dollar Tree†	6,300	575,442
DR Horton	1,910	144,453
Five Below†	1,362	172,974
Hibbett Sports†	272	10,668
Home Depot	2,154	598,187
Jack in the Box	1,072	85,020
KB Home	3,585	137,628
Lowe's	3,600	597,096
Malibu Boats†	2,078	102,986
NIKE	6,361	798,560
Sonic Automotive	1,041	41,807
Starbucks	6,643	570,767
Steven Madden	6,719	131,021
Taylor Morrison Home†	5,236	128,753
Tenneco†	1,077	7,474
Texas Roadhouse	2,431	147,780
Toll Brothers	2,992	145,591

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Consumer Discretionary (continued)
Tractor Supply	1,999	$286,537
Waste Management	4,439	502,362
Wendy's	6,075	135,442
		8,109,440
Consumer Staples − 1.30%
Archer-Daniels-Midland	12,800	595,072
BJ's Wholesale Club Holdings†	3,491	145,051
Casey's General Stores	1,317	233,965
Conagra Brands	15,698	560,576
General Mills	4,176	257,576
Helen of Troy†	708	137,012
J & J Snack Foods	909	118,524
Mondelez International	10,273	590,184
PepsiCo	2,397	332,224
YETI Holdings†	981	44,459
		3,014,643
Energy − 0.36%
Chevron	2,934	211,248
ConocoPhillips	17,254	566,621
Patterson-UTI Energy	2,658	7,575
PDC Energy†	4,642	57,538
		842,982
Financials − 3.18%
Allstate	5,500	517,770
American Equity Investment Life Holding	4,045	88,950
American International Group	17,000	468,010
Axis Capital Holdings	2,199	96,844
Bank of New York Mellon	14,700	504,798
BlackRock	443	249,653
Bryn Mawr Bank	1,840	45,761
Capital One Financial	1,669	119,934
City Holding	1,172	67,519
Comerica	1,801	68,888
East West Bancorp	3,679	120,450
Enterprise Financial Services	867	23,643
Essent Group	6,029	223,133
First Bancorp (North Carolina)	2,631	55,067
First Financial Bancorp	5,202	62,450
First Foundation	1,268	16,573
First Interstate BancSystem	2,812	89,562

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Financials (continued)
Great Western Bancorp	2,651	$33,005
Hamilton Lane	1,397	90,232
Independent Bank	1,549	81,137
Independent Bank Group	1,815	80,187
Intercontinental Exchange	2,089	209,004
JPMorgan Chase & Co.	5,988	576,465
Kemper	668	44,642
KeyCorp	9,176	109,470
KKR & Co.	10,445	358,681
Lakeland Financial	296	12,195
Marsh & McLennan	5,300	607,910
NMI Holdings†	3,726	66,323
Old National Bancorp	7,648	96,059
Pacific Premier Bancorp	3,885	78,244
Primerica	378	42,767
Prudential Financial	1,649	104,745
Raymond James Financial	2,203	160,290
Reinsurance Group of America	1,518	144,498
RLI	760	63,635
Selective Insurance Group	2,062	106,172
South State	1,990	95,819
State Street	2,695	159,894
Stifel Financial	2,250	113,760
Travelers	958	103,646
Truist Financial	13,800	525,090
Umpqua Holdings	6,040	64,145
United Community Banks	4,759	80,570
US Bancorp	4,226	151,502
Valley National Bancorp	8,081	55,355
WesBanco	3,346	71,471
WSFS Financial	3,395	91,563
		7,397,481
Healthcare − 4.53%
Abbott Laboratories	3,857	419,757
Agios Pharmaceuticals†	2,293	80,255
Amicus Therapeutics†	1,154	16,295
Becton Dickinson and Co.	1,075	250,131
Blueprint Medicines†	1,400	129,780
Brookdale Senior Living†	4,244	10,780
Cardinal Health	10,500	492,975
ChemoCentryx†	1,715	93,982

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Healthcare (continued)
Cigna	4,423	$749,300
CONMED	1,621	127,524
CryoLife†	4,315	79,698
CVS Health	8,400	490,560
DexCom†	568	234,147
Edwards Lifesciences†	7,068	564,168
Exact Sciences†	2,480	252,836
GenMark Diagnostics†	5,566	79,037
Halozyme Therapeutics†	3,750	98,550
Illumina†	929	287,135
Intercept Pharmaceuticals†	1,419	58,832
Intuitive Surgical†	532	377,475
IQVIA Holdings†	2,251	354,825
Johnson & Johnson	6,886	1,025,188
Ligand Pharmaceuticals†	1,373	130,874
Merck & Co.	10,262	851,233
Merit Medical Systems†	3,064	133,284
MyoKardia†	830	113,154
Natera†	3,481	251,468
Neurocrine Biosciences†	1,432	137,701
NuVasive†	2,128	103,357
Pfizer	23,336	856,431
Prestige Consumer Healthcare†	3,857	140,472
PTC Therapeutics†	1,976	92,378
Retrophin†	6,682	123,350
Shockwave Medical†	1,179	89,368
Spectrum Pharmaceuticals†	6,753	27,552
Supernus Pharmaceuticals†	3,973	82,797
Tabula Rasa HealthCare†	2,733	111,424
Thermo Fisher Scientific	842	371,760
TransMedics Group†	1,540	21,221
Ultragenyx Pharmaceutical†	2,476	203,503
Vanda Pharmaceuticals†	7,162	69,185
Vertex Pharmaceuticals†	916	249,262
Wright Medical Group†	3,069	93,727
		10,526,731
Industrials − 2.58%
ABM Industries	3,627	132,966
Ameresco†	2,003	66,900
Applied Industrial Technologies	1,808	99,621
ASGN†	2,069	131,506

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Industrials (continued)
Barnes Group	1,590	$56,827
BrightView Holdings†	5,371	61,229
Casella Waste Systems†	1,906	106,450
Caterpillar	3,988	594,810
Columbus McKinnon	3,282	108,634
Eaton	2,151	219,467
Emerson Electric	1,664	109,109
ESCO Technologies	1,258	101,344
Federal Signal	4,613	134,930
Gates Industrial†	4,566	50,774
Honeywell International	1,282	211,030
Hub Group†	2,435	122,225
Ingersoll Rand†	1,073	38,199
Kadant	1,020	111,812
Knight-Swift Transportation Holdings	2,482	101,017
Lockheed Martin	640	245,299
MasTec†	2,354	99,339
MYR Group†	3,695	137,380
Northrop Grumman	1,700	536,333
Oshkosh	1,626	119,511
Parker-Hannifin	1,538	311,199
Raytheon Technologies	10,769	619,648
Rexnord	4,232	126,283
Rockwell Automation	475	104,823
Southwest Airlines	2,542	95,325
Tetra Tech	2,068	197,494
Trane Technologies	1,749	212,066
Union Pacific	1,451	285,658
US Ecology	2,759	90,137
Werner Enterprises	2,583	108,460
WESCO International†	1,352	59,515
WillScot Mobile Mini Holdings†	5,888	98,212
		6,005,532
Information Technology − 7.83%
Accenture	1,502	339,437
Activision Blizzard	790	63,951
Adobe†	1,628	798,420
Apple	12,558	1,454,342
Autodesk†	1,583	365,689
Bandwidth†	406	70,875
Belden	1,700	52,904

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Information Technology (continued)
Blackbaud	921	$51,419
Blackline†	663	59,425
Box†	1,984	34,442
Broadcom	2,525	919,908
Brooks Automation	3,041	140,677
Cisco Systems	19,903	783,979
Cognizant Technology Solutions	8,773	609,022
Coupa Software†	1,223	335,396
ExlService Holdings†	1,985	130,950
II-VI†	2,991	121,315
Intel	15,938	825,270
Intuit	542	176,806
J2 Global†	2,156	149,238
KBR	3,419	76,449
Limelight Networks†	6,665	38,390
MACOM Technology Solutions Holdings†	899	30,575
Mastercard	1,629	550,879
MaxLinear†	4,588	106,625
Microsoft	12,262	2,579,066
Mimecast†	1,801	84,503
Motorola Solutions	3,146	493,324
NETGEAR†	2,194	67,619
Oracle	9,800	585,060
Paycom Software†	1,190	370,447
PayPal Holdings†	2,627	517,598
Plantronics	623	7,376
PTC†	1,947	161,056
Q2 Holdings†	1,817	165,819
Rapid7†	2,624	160,694
salesforce.com†	1,963	493,341
Semtech†	2,330	123,397
ServiceNow†	1,742	844,870
Silicon Laboratories†	985	96,382
SS&C Technologies Holdings	4,667	282,447
Texas Instruments	1,540	219,897
Twilio†	2,063	509,747
Tyler Technologies†	1,022	356,228
Uber Technologies†	16,709	609,544
Varonis Systems†	635	73,292
Visa	5,644	1,128,631
		18,216,721

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Materials − 1.21%
Balchem	1,030	$100,559
Ball	4,046	336,303
Boise Cascade	4,266	170,299
Coeur Mining†	5,831	43,033
Corteva	4,513	130,019
Dow	2,348	110,473
DuPont de Nemours	12,786	709,367
Eastman Chemical	1,488	116,243
Ferro†	5,762	71,449
Kaiser Aluminum	1,696	90,889
Linde	522	124,304
Minerals Technologies	2,833	144,766
Neenah	2,468	92,476
Quaker Chemical	732	131,548
Reliance Steel & Aluminum	800	81,632
Westrock	6,359	220,912
Worthington Industries	3,158	128,783
		2,803,055
Real Estate − 2.45%
Agree Realty	558	35,511
Alexandria Real Estate Equities	334	53,440
American Assets Trust	2,648	63,790
American Tower	1,253	302,888
Apartment Investment and Management	1,817	61,269
Armada Hoffler Properties	5,409	50,087
AvalonBay Communities	494	73,774
Boston Properties	999	80,220
Brandywine Realty Trust	4,540	46,944
Brixmor Property Group	5,001	58,462
Camden Property Trust	1,558	138,631
CareTrust REIT	1,293	23,009
Colony Capital†	12,702	34,676
Cousins Properties	2,685	76,764
Digital Realty Trust	1,015	148,961
Duke Realty	715	26,384
EastGroup Properties	1,165	150,669
Empire State Realty Trust	1,250	7,650
Equinix	471	358,021
Equity LifeStyle Properties	1,796	110,095
Equity Residential	10,971	563,141
Essex Property Trust	594	119,269

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Real Estate (continued)
Extra Space Storage	950	$101,641
Federal Realty Investment Trust	650	47,736
First Industrial Realty Trust	2,084	82,943
Healthcare Realty Trust	2,051	61,776
Healthcare Trust of America	1,348	35,048
Healthpeak Properties	856	23,240
Highwoods Properties	1,579	53,007
Invitation Homes	1,247	34,904
JBG SMITH Properties	1,312	35,083
Kilroy Realty	1,600	83,136
Kimco Realty	3,829	43,115
Kite Realty Group Trust	5,672	65,682
Lexington Realty Trust	13,678	142,935
Medical Properties Trust	4,452	78,489
Mid-America Apartment Communities	1,063	123,255
National Retail Properties	2,025	69,883
National Storage Affiliates Trust	1,526	49,915
Omega Healthcare Investors	1,675	50,150
Outfront Media†	1,714	24,939
Pebblebrook Hotel Trust	3,422	42,878
Physicians Realty Trust	6,843	122,558
Prologis	6,470	651,011
PS Business Parks	396	48,466
Public Storage	552	122,941
Realty Income	893	54,250
Regency Centers	945	35,929
RPT Realty	7,896	42,954
Simon Property Group	3,093	200,055
SL Green Realty	1,557	72,198
Spirit MTA REIT=,†	677	0
Spirit Realty Capital	1,741	58,759
Sun Communities	111	15,608
Taubman Centers	675	22,471
UDR	2,846	92,808
Ventas	823	34,533
VICI Properties	4,187	97,850
Weingarten Realty Investors	1,747	29,629
Welltower	2,541	139,984
WP Carey	183	11,924
		5,687,338

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Utilities − 0.43%
Black Hills	3,252	$173,950
Edison International	9,000	457,560
NorthWestern	2,560	124,518
South Jersey Industries	6,526	125,756
Spire	2,380	126,616
		1,008,400
Total US Markets (cost $46,163,271)		70,295,291
Developed Markets − 18.18%§
Communication Services − 0.85%
Nippon Telegraph & Telephone	18,260	372,809
NTT DOCOMO	16,000	587,938
Telefonica	61,041	209,100
Telenet Group Holding	5,440	211,149
Toho	6,400	263,864
Vodafone Group	260,000	344,612
		1,989,472
Consumer Discretionary − 1.91%
Bandai Namco Holdings	3,200	234,464
Cie Generale des Etablissements Michelin	3,380	362,835
Honda Motor	13,800	327,713
Industria de Diseno Textil	11,790	326,163
LVMH Moet Hennessy Louis Vuitton	1,260	589,555
McDonald's Holdings Co. Japan	5,700	277,237
Persimmon	10,500	334,618
Sodexo	3,990	284,422
Sony	8,000	613,136
Stanley Electric	11,100	319,892
Toyota Motor	11,488	762,459
		4,432,494
Consumer Staples − 2.78%
Asahi Group Holdings	6,100	212,601
Beiersdorf	3,170	359,914
British American Tobacco	13,710	491,796
Chocoladefabriken Lindt & Spruengli	40	337,639
Coles Group	29,430	358,539
Danone	4,510	292,135
Essity†	11,200	378,126
Koninklijke Ahold Delhaize	13,940	412,038
L'Oreal	1,770	576,010

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets § (continued)
Consumer Staples (continued)
Matsumotokiyoshi Holdings	7,000	$255,233
Nestle	12,190	1,450,757
Sundrug	8,400	316,637
Suntory Beverage & Food	5,900	221,565
Tate & Lyle	32,230	276,602
WH Group#	300,000	244,712
Wm Morrison Supermarkets	130,000	285,342
		6,469,646
Energy − 0.32%
Galp Energia	21,400	198,495
Royal Dutch Shell	23,120	288,615
Royal Dutch Shell	20,740	251,515
		738,625
Financials − 2.98%
AIA Group	65,200	648,094
Allianz	2,830	543,161
Australia & New Zealand Banking Group	33,520	418,196
Aviva	75,000	277,480
Banco Bilbao Vizcaya Argentaria	100,000	277,594
Banco Espirito Santo=,†	370,000	0
Bank Leumi Le-Israel	63,000	277,349
BNP Paribas†	11,300	408,773
Credit Suisse Group	38,390	383,236
Dai-ichi Life Holdings	17,300	244,109
Daiwa Securities Group	74,100	311,658
DBS Group Holdings	20,600	302,848
Erste Group Bank†	8,820	184,694
Investec	59,000	108,581
KBC Group	6,540	327,956
Ninety One†	29,500	77,351
Nordea Bank†	46,770	355,393
QBE Insurance Group	34,193	212,682
Standard Chartered	52,000	239,283
Swiss Life Holding	880	332,985
UBS Group	35,320	394,627
UniCredit†	27,150	224,319
United Overseas Bank	26,400	371,902
		6,922,271
Healthcare − 2.91%
Alfresa Holdings	14,200	311,020

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets § (continued)
Healthcare (continued)
Astellas Pharma	25,100	$374,156
Bayer	7,410	457,151
BeiGene ADR†	400	114,576
Daiichi Sankyo	11,700	359,164
GlaxoSmithKline	31,940	598,795
Koninklijke Philips†	9,647	455,523
Kyowa Kirin	9,700	276,032
Nippon Shinyaku	2,300	189,368
Novartis	10,470	909,051
Novo Nordisk	9,310	645,039
Roche Holding	3,090	1,058,450
Sanofi	5,330	534,129
Smith & Nephew	14,040	275,034
Sumitomo Dainippon Pharma	16,000	210,838
		6,768,326
Industrials − 2.98%
AGC	10,400	305,650
ANDRITZ	10,140	312,978
BAE Systems	50,060	310,898
Brenntag	5,200	330,626
Deutsche Lufthansa†	17,620	152,620
Deutsche Post	9,950	451,487
East Japan Railway	5,166	317,702
Eiffage†	3,800	310,136
Intertek Group	3,680	300,276
ITOCHU	16,586	424,699
Japan Airlines	10,400	193,978
Leonardo	32,000	186,901
Meggitt	29,590	98,195
Mitsubishi	16,600	397,327
Safran†	2,200	216,452
Schneider Electric	4,250	528,271
Teleperformance	1,140	351,464
Vestas Wind Systems	2,670	431,489
Vinci	4,060	339,240
Volvo†	19,460	373,824
West Japan Railway	5,000	247,042
Wolters Kluwer	4,200	358,270
		6,939,525

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets § (continued)
Information Technology − 1.37%
ASML Holding (New York Shares)	2,220	$820,008
Capgemini	2,580	331,002
Nice†	1,560	353,690
Nokia†	94,990	371,778
Omron	4,000	312,745
Tokyo Electron	1,700	444,133
Venture	23,200	329,417
Wix.com†	881	224,523
		3,187,296
Materials − 1.15%
BlueScope Steel	28,390	261,580
Covestro#	3,800	188,442
CRH	10,840	393,073
LANXESS	4,420	252,896
Rio Tinto	7,790	468,744
Shin-Etsu Chemical	3,500	457,990
South32	209,460	310,851
UPM-Kymmene	11,440	348,198
		2,681,774
Real Estate − 0.45%
Daito Trust Construction	3,400	301,393
Grand City Properties	10,190	246,078
Klepierre	12,230	171,195
Mirvac Group	204,620	320,762
		1,039,428
Utilities − 0.48%
AusNet Services	195,880	264,425
Centrica	370,000	191,448
Kansai Electric Power	33,100	320,802
Tokyo Gas	14,900	340,025
		1,116,700
Total Developed Markets (cost $40,456,416)		42,285,557
Emerging Markets − 9.24%@
Communication Services − 2.14%
America Movil ADR	7,132	89,079
Baidu ADR†	2,422	306,601
China Mobile	39,715	254,942
China Mobile ADR	3,222	103,620
Grupo Televisa ADR†	18,488	114,256

	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Communication Services (continued)
iQIYI ADR†	1,826	$41,231
LG Uplus	9,781	96,095
Mail.Ru Group GDR†	3,427	93,768
NAVER	592	150,440
SINA†	8,390	357,498
SK Telecom ADR	42,555	954,083
Sohu.com ADR†	9,774	194,112
Telefonica Brasil ADR	10,600	81,302
Tencent Holdings	24,900	1,681,830
Tencent Music Entertainment Group ADR†	7	103
TIM Participacoes ADR	9,082	104,715
Turkcell Iletisim Hizmetleri ADR	14,390	68,928
Weibo ADR†	1,972	71,840
Yandex†	3,402	221,981
		4,986,424
Consumer Discretionary − 1.73%
Alibaba Group Holding ADR	6,138	1,804,449
Arcos Dorados Holdings	9,275	38,028
Astra International	351,200	105,743
B2W Cia Digital†	58,754	946,086
JD.com ADR†	11,936	926,353
LG Electronics	1,200	94,000
Trip.com Group ADR†	3,331	103,727
		4,018,386
Consumer Staples − 0.60%
Atacadao	18,077	65,569
BRF ADR†	28,163	92,375
Cia Cervecerias Unidas ADR	3,979	51,608
Coca-Cola Femsa ADR	5,821	237,031
Fomento Economico Mexicano ADR	1,138	63,944
Tata Consumer Products	14,985	101,665
Tingyi Cayman Islands Holding	161,724	286,364
Tsingtao Brewery	41,400	338,773
Uni-President China Holdings	183,600	168,380
		1,405,709
Energy − 1.46%
China Petroleum & Chemical	276,200	111,521
CNOOC ADR	1,297	124,577
Gazprom PJSC ADR	56,767	247,046
LUKOIL PJSC ADR	2,508	143,984

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Energy (continued)
Petroleo Brasileiro ADR	14,735	$104,913
Reliance Industries GDR	39,543	2,401,483
Rosneft Oil PJSC GDR	53,962	265,073
		3,398,597
Financials − 0.50%
Akbank T.A.S.†	73,761	48,588
Banco Bradesco ADR	24,997	85,740
Banco Santander Brasil ADR	12,715	62,812
Banco Santander Mexico ADR	33,819	108,221
Grupo Financiero Banorte†	16,520	57,073
Itau Unibanco Holding ADR	29,636	117,951
Ping An Insurance Group Co. of China	35,000	363,330
Samsung Life Insurance	2,218	115,754
Sberbank of Russia PJSC	68,513	201,029
		1,160,498
Healthcare − 0.03%
Genscript Biotech†	40,000	65,942
		65,942
Information Technology − 2.50%
Hon Hai Precision Industry	150,582	404,841
MediaTek	41,000	868,748
Samsung Electronics	31,501	1,563,841
SK Hynix	13,902	996,534
Taiwan Semiconductor Manufacturing	123,069	1,851,460
WNS Holdings ADR†	2,034	130,094
		5,815,518
Materials − 0.23%
Cemex ADR	13,862	52,676
Cia de Minas Buenaventura ADR	12,628	154,314
Sociedad Quimica y Minera de Chile ADR	3,027	98,135
Tata Chemicals	13,145	53,668
Vale ADR	16,001	169,290
		528,083
Real Estate − 0.03%
Etalon Group GDR#,=,†	20,100	32,160
IRSA Inversiones y Representaciones ADR†	4,584	12,927
IRSA Propiedades Comerciales ADR	192	1,485
UEM Sunrise†	127,619	11,276
		57,848

	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Utilities − 0.02%
Kunlun Energy	86,000	$56,788
		56,788
Total Emerging Markets (cost $14,391,427)		21,493,793
Total Common Stock (cost $101,011,114)		134,074,641

Exchange-Traded Funds – 6.94%
iShares MSCI EAFE ETF	11,320	720,518
iShares Russell 1000 Growth ETF	48,410	10,499,645
Vanguard FTSE Developed Markets ETF	10,850	443,765
Vanguard Mega Cap Growth ETF	12,080	2,239,632
Vanguard Russell 1000 Growth ETF	10,020	2,233,458
Total Exchange-Traded Funds (cost $9,815,629)		16,137,018

Limited Partnerships – 0.02%
Brookfield Property Partners	3,983	47,916
Total Limited Partnerships (cost $74,382)		47,916
	Principal amount°	Value (US $)
Agency Asset-Backed Security – 0.00%
Fannie Mae REMIC Trust Series 2002-W11 AV1 0.515% (LIBOR01M + 0.34%, Floor 0.17%) 11/25/32•	1,666	1,632
Total Agency Asset-Backed Security (cost $1,667)		1,632

Agency Collateralized Mortgage Obligations – 0.42%
Fannie Mae REMICs
Series 2013-44 DI 3.00% 5/25/33Σ	486,970	48,246
Series 2017-94 CZ 3.50% 11/25/47	192,672	209,442
GNMA
Series 2013-113 LY 3.00% 5/20/43	450,000	491,230
Series 2017-10 KZ 3.00% 1/20/47	1,116	1,170
Series 2017-52 LE 3.00% 1/16/47	188,000	212,042
Series 2018-34 TY 3.50% 3/20/48	10,000	10,889
Total Agency Collateralized Mortgage Obligations (cost $923,022)		973,019

Agency Commercial Mortgage-Backed Securities – 0.38%
FREMF Mortgage Trust

Schedule of investments
Delaware Strategic Allocation Fund
	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities (continued)
Series 2011-K11 B 144A 4.613% 12/25/48#,•	500,000	$501,523
Series 2011-K15 B 144A 5.129% 8/25/44#,•	20,000	20,555
Series 2012-K22 B 144A 3.811% 8/25/45#,•	145,000	151,958
Series 2014-K717 B 144A 3.754% 11/25/47#,•	140,000	142,679
Series 2014-K717 C 144A 3.754% 11/25/47#,•	60,000	60,829
Total Agency Commercial Mortgage-Backed Securities (cost $902,897)		877,544

Agency Mortgage-Backed Securities – 12.70%
Fannie Mae S.F. 30 yr
2.50% 7/1/50	1,296,309	1,364,102
3.00% 12/1/46	1,104,459	1,165,017
3.00% 1/1/47	356,640	379,608
3.00% 9/1/47	642,674	673,626
3.00% 4/1/48	70,895	74,232
3.00% 11/1/48	80,048	84,135
3.00% 10/1/49	306,157	320,889
3.00% 12/1/49	171,529	182,911
3.00% 3/1/50	300,409	321,344
3.00% 7/1/50	706,467	740,794
3.50% 7/1/47	167,668	179,707
3.50% 11/1/48	99,366	105,136
3.50% 6/1/49	125,952	132,664
3.50% 12/1/49	848,797	917,773
3.50% 2/1/50	85,769	90,357
3.50% 3/1/50	40,129	43,321
3.50% 7/1/50	533,306	570,552
3.50% 9/1/50	857,883	954,295
4.00% 6/1/48	247,403	272,756
4.00% 10/1/48	614,539	683,853
4.50% 4/1/44	57,860	66,265
4.50% 10/1/45	375,828	421,605
4.50% 2/1/46	360,966	404,972
4.50% 5/1/46	508,598	571,484
4.50% 11/1/47	33,611	37,681
4.50% 4/1/48	64,911	72,975
4.50% 9/1/48	1,184,410	1,302,151
4.50% 1/1/49	246,705	275,369
4.50% 9/1/49	541,743	597,932
5.00% 7/1/47	729,000	838,775
5.00% 9/1/48	329,494	361,443
5.00% 8/1/49	1,697,941	1,918,122
5.50% 1/1/34	78,003	86,720

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
5.50% 2/1/34	116,980	$136,979
5.50% 9/1/34	49,323	57,909
5.50% 5/1/44	3,093,987	3,638,498
6.00% 10/1/38	640,785	757,816
6.00% 6/1/41	32,411	38,371
6.00% 7/1/41	1,315,446	1,582,787
6.00% 1/1/42	40,412	47,757
Fannie Mae S.F. 30 yr TBA
2.00% 10/1/50	776,000	802,190
2.50% 10/1/50	919,000	963,873
3.00% 10/1/50	525,000	549,958
3.50% 10/1/50	349,000	367,936
4.00% 10/1/50	516,000	550,266
Freddie Mac ARM 2.569% (LIBOR12M + 1.63%, Cap 7.569%, Floor 1.63%) 10/1/46•	70,297	73,561
Freddie Mac S.F. 30 yr
3.00% 12/1/46	110,301	116,048
3.00% 11/1/49	174,500	182,739
3.00% 12/1/49	46,048	48,820
3.00% 1/1/50	74,149	78,565
3.00% 7/1/50	871,305	913,641
4.00% 10/1/47	260,310	278,704
4.50% 8/1/48	497,316	542,911
4.50% 1/1/49	68,583	76,549
4.50% 5/1/49	413,860	451,725
5.50% 6/1/35	27,758	32,697
5.50% 7/1/37	42,176	49,053
5.50% 8/1/37	36,191	42,050
5.50% 10/1/37	36,035	41,938
5.50% 6/1/41	692,901	805,297
5.50% 9/1/41	39,867	46,340
GNMA II S.F. 30 yr
5.50% 5/20/37	14,401	16,560
6.50% 6/20/39	23,716	27,171
Total Agency Mortgage-Backed Securities (cost $28,766,045)		29,531,275

Collateralized Debt Obligations – 1.11%
Apex Credit CLO Series 2017-1A A1 144A 1.734% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29#,•	251,439	250,421

Schedule of investments
Delaware Strategic Allocation Fund
	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Cedar Funding IX CLO Series 2018-9A A1 144A 1.252% (LIBOR03M + 0.98%, Floor 0.98%) 4/20/31#,•	250,000	$246,974
Galaxy XXI CLO Series 2015-21A AR 144A 1.292% (LIBOR03M + 1.02%) 4/20/31#,•	600,000	592,659
Mariner CLO 5 Series 2018-5A A 144A 1.355% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31#,•	250,000	248,184
Northwoods Capital XV Series 2017-15A A 144A 1.527% (LIBOR03M + 1.30%) 6/20/29#,•	248,335	247,154
Octagon Investment Partners 33 Series 2017-1A A1 144A 1.462% (LIBOR03M + 1.19%) 1/20/31#,•	250,000	248,650
Octagon Investment Partners 48 Series 2020-3A A 144A 1.732% (LIBOR03M + 1.50%, Floor 1.50%) 10/20/31#,•	250,000	250,000
Sound Point CLO XXI Series 2018-3A A1A 144A 1.425% (LIBOR03M + 1.18%, Floor 1.18%) 10/26/31#,•	250,000	247,822
Venture 34 CLO Series 2018-34A A 144A 1.505% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31#,•	250,000	246,970
Total Collateralized Debt Obligations (cost $2,589,724)		2,578,834

Corporate Bonds – 13.01%
Banking − 3.39%
Banco Santander 2.706 6/27/24	200,000	211,899
Bank of America
1.898 7/23/31μ	115,000	114,852
2.676 6/19/41μ	125,000	128,175
3.458 3/15/25μ	215,000	233,203
Bank of Montreal 1.850 5/1/25	210,000	219,230
BBVA USA 3.875 4/10/25	250,000	268,351
Citizens Bank 3.700 3/29/23	250,000	267,984
Citizens Financial Group
2.850 7/27/26	345,000	381,062
4.300 12/3/25	160,000	184,969
Credit Suisse Group
5.100#,μ,ψ	200,000	193,250
6.250#,μ,ψ	200,000	214,867
Fifth Third Bank 3.850 3/15/26	200,000	228,446

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group
2.600 2/7/30	70,000	$74,012
3.500 4/1/25	40,000	44,198
Huntington Bancshares 2.300 1/14/22	115,000	117,535
Huntington National Bank 3.125 4/1/22	305,000	316,774
JPMorgan Chase & Co.
2.522 4/22/31μ	80,000	85,369
3.109 4/22/41μ	45,000	49,227
3.109 4/22/51μ	70,000	74,515
3.702 5/6/30μ	565,000	649,019
4.023 12/5/24μ	75,000	82,541
4.600μ,ψ	30,000	29,437
5.000μ,ψ	50,000	49,957
KeyBank 3.400 5/20/26	500,000	561,238
Manufacturers & Traders Trust 2.500 5/18/22	250,000	258,573
Morgan Stanley
1.463 5/8/24•	650,000	657,599
2.750 5/19/22	200,000	207,342
3.622 4/1/31μ	65,000	74,398
5.000 11/24/25	30,000	35,230
5.597 3/24/51μ	75,000	113,438
PNC Bank 2.700 11/1/22	250,000	261,257
PNC Financial Services Group 2.600 7/23/26	175,000	191,290
Regions Financial
2.750 8/14/22	80,000	83,217
3.800 8/14/23	80,000	86,802
Santander UK 5.000 11/7/23#	90,000	98,434
State Street 3.300 12/16/24	260,000	288,186
Truist Bank
2.450 8/1/22	85,000	88,128
2.636 9/17/29μ	73,000	75,759
Truist Financial 2.700 1/27/22	105,000	108,107
US Bancorp 3.000 7/30/29	30,000	33,339
USB Capital IX 3.500ψ,•	175,000	164,195
Wells Fargo & Co. 3.068 4/30/41μ	50,000	52,108
Woori Bank 4.750 4/30/24#	200,000	221,048
		7,878,560
Basic Industry − 0.71%
BHP Billiton Finance USA 6.250 10/19/75#,μ	200,000	200,067
Georgia-Pacific
1.750 9/30/25#	60,000	62,586

Schedule of investments
Delaware Strategic Allocation Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
2.100 4/30/27#	45,000	$47,270
2.300 4/30/30#	105,000	111,571
8.000 1/15/24	355,000	435,378
LYB International Finance III 2.875 5/1/25	50,000	53,634
Newmont
2.250 10/1/30	80,000	82,719
2.800 10/1/29	140,000	151,865
Nutrien 2.950 5/13/30	70,000	76,757
OCP 4.500 10/22/25#	200,000	211,727
Syngenta Finance 3.933 4/23/21#	225,000	227,926
		1,661,500
Capital Goods − 0.25%
General Electric
3.450 5/1/27	50,000	52,927
3.625 5/1/30	40,000	41,597
4.350 5/1/50	75,000	76,562
Otis Worldwide
2.056 4/5/25	60,000	63,115
2.565 2/15/30	105,000	112,955
3.112 2/15/40	60,000	64,401
3.362 2/15/50	40,000	44,221
Roper Technologies
2.350 9/15/24	60,000	63,509
2.950 9/15/29	65,000	71,696
		590,983
Communications − 2.14%
American Tower Trust #1 3.070 3/15/23#	240,000	245,359
AT&T
2.300 6/1/27	55,000	57,817
3.100 2/1/43	50,000	49,051
3.500 6/1/41	45,000	47,534
3.650 6/1/51	30,000	30,445
4.300 2/15/30	60,000	71,147
4.350 3/1/29	53,000	62,296
Charter Communications Operating
2.800 4/1/31	40,000	41,619
3.700 4/1/51	70,000	69,623
4.500 2/1/24	145,000	160,853
5.050 3/30/29	250,000	299,890
Comcast
3.200 7/15/36	60,000	66,753

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
3.700 4/15/24	550,000	$607,821
Discovery Communications
4.125 5/15/29	85,000	97,724
5.200 9/20/47	55,000	66,039
Fox
4.030 1/25/24	295,000	325,026
4.709 1/25/29	20,000	24,002
Sprint Spectrum 4.738 3/20/25#	220,000	238,562
Time Warner Entertainment 8.375 3/15/23	575,000	676,158
T-Mobile USA
1.500 2/15/26#	50,000	50,203
3.500 4/15/25#	65,000	71,384
3.750 4/15/27#	65,000	72,835
3.875 4/15/30#	155,000	176,433
4.375 4/15/40#	45,000	52,793
Turkcell Iletisim Hizmetleri 5.800 4/11/28#	200,000	195,516
Verizon Communications
3.150 3/22/30	35,000	39,621
4.000 3/22/50	20,000	24,701
4.500 8/10/33	540,000	683,287
ViacomCBS
4.375 3/15/43	240,000	255,109
4.950 1/15/31	55,000	65,933
Vodafone Group 4.875 6/19/49	35,000	43,612
		4,969,146
Consumer Cyclical − 0.42%
Amazon.com
1.200 6/3/27	40,000	40,594
1.500 6/3/30	65,000	66,536
2.500 6/3/50	90,000	91,923
General Motors 5.000 10/1/28	4,000	4,504
General Motors Financial
3.450 4/10/22	440,000	452,441
5.250 3/1/26	11,000	12,387
Home Depot
2.700 4/15/30	55,000	61,342
3.350 4/15/50	45,000	52,160
TJX
3.875 4/15/30	65,000	77,162

Schedule of investments
Delaware Strategic Allocation Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
4.500 4/15/50	35,000	$45,245
VF 2.400 4/23/25	70,000	74,317
		978,611
Consumer Non-Cyclical − 1.34%
AbbVie 2.950 11/21/26#	190,000	207,258
Amgen
2.200 2/21/27	40,000	42,282
2.450 2/21/30	115,000	122,111
Anheuser-Busch InBev Worldwide 4.150 1/23/25	110,000	124,313
Biogen
2.250 5/1/30	115,000	117,589
3.150 5/1/50	110,000	108,908
Bristol Myers Squibb 2.900 7/26/24	330,000	358,092
Cigna
1.165 7/15/23•	260,000	262,830
2.400 3/15/30	45,000	46,626
3.200 3/15/40	45,000	47,822
3.750 7/15/23	70,000	75,911
4.125 11/15/25	107,000	122,800
Coca-Cola 1.450 6/1/27	30,000	30,955
CVS Health
1.300 8/21/27	35,000	34,522
3.700 3/9/23	138,000	147,870
3.750 4/1/30	55,000	62,995
4.100 3/25/25	5,000	5,655
Global Payments
2.650 2/15/25	120,000	127,405
3.200 8/15/29	150,000	164,056
New York and Presbyterian Hospital 4.063 8/1/56	140,000	180,546
PayPal Holdings
1.650 6/1/25	80,000	82,968
2.300 6/1/30	75,000	79,333
Regeneron Pharmaceuticals 1.750 9/15/30	50,000	48,837
Royalty Pharma
1.200 9/2/25#	60,000	59,881
1.750 9/2/27#	40,000	40,030
Stryker 1.950 6/15/30	80,000	81,639
Takeda Pharmaceutical 4.400 11/26/23	210,000	233,548
Upjohn
1.650 6/22/25#	20,000	20,500
2.300 6/22/27#	15,000	15,514

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
2.700 6/22/30#	30,000	$31,091
4.000 6/22/50#	25,000	26,756
		3,110,643
Energy − 1.11%
BP Capital Markets 4.875ψ	70,000	75,075
Ecopetrol 6.875 4/29/30	45,000	53,944
Energy Transfer Operating
5.250 4/15/29	80,000	86,140
7.125μ,ψ	135,000	106,819
Marathon Oil
2.800 11/1/22	160,000	163,945
4.400 7/15/27	65,000	64,705
MPLX
1.750 3/1/26	40,000	39,981
2.650 8/15/30	40,000	39,312
4.000 3/15/28	35,000	38,238
4.125 3/1/27	160,000	176,897
Noble Energy
3.250 10/15/29	75,000	83,101
3.900 11/15/24	295,000	323,190
Occidental Petroleum 2.900 8/15/24	100,000	85,030
ONEOK 7.500 9/1/23	330,000	378,560
Petrobras Global Finance 5.600 1/3/31	30,000	32,072
Sabine Pass Liquefaction 5.750 5/15/24	334,000	378,393
Schlumberger Holdings
3.750 5/1/24#	95,000	103,214
4.300 5/1/29#	190,000	211,109
Tecpetrol 4.875 12/12/22#	40,000	37,068
Tennessee Gas Pipeline 2.900 3/1/30#	105,000	108,899
		2,585,692
Financials − 0.43%
AerCap Ireland Capital DAC 3.650 7/21/27	200,000	183,325
Air Lease
2.875 1/15/26	90,000	88,574
3.000 2/1/30	130,000	121,243
Aviation Capital Group 6.750 4/6/21#	60,000	61,312
GE Capital Funding 3.450 5/15/25#	200,000	214,238
Jefferies Group
4.150 1/23/30	75,000	84,614
6.450 6/8/27	80,000	97,621
6.500 1/20/43	65,000	82,461

Schedule of investments
Delaware Strategic Allocation Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Financials (continued)
Mastercard
3.300 3/26/27	35,000	$40,069
3.850 3/26/50	25,000	31,629
		1,005,086
Insurance − 0.44%
Berkshire Hathaway Finance 2.900 10/15/20	220,000	220,213
MetLife
3.825ψ,•	60,000	58,913
6.400 12/15/36	110,000	137,006
9.250 4/8/38#	400,000	605,318
		1,021,450
Real Estate − 0.22%
American Tower 1.875 10/15/30	100,000	98,622
Corporate Office Properties 5.250 2/15/24	71,000	77,603
CubeSmart
3.000 2/15/30	65,000	69,838
3.125 9/1/26	115,000	124,709
LifeStorage 3.500 7/1/26	130,000	144,493
		515,265
Technology − 0.91%
Apple 1.650 5/11/30	65,000	67,367
Broadcom
3.150 11/15/25	55,000	59,391
4.150 11/15/30	55,000	61,874
5.000 4/15/30	55,000	65,020
International Business Machines
1.950 5/15/30	100,000	103,202
3.000 5/15/24	315,000	341,541
Microchip Technology
3.922 6/1/21	65,000	66,429
4.333 6/1/23	185,000	199,398
NXP
2.700 5/1/25#	10,000	10,598
3.400 5/1/30#	25,000	27,425
4.300 6/18/29#	12,000	13,864
4.875 3/1/24#	370,000	416,204
Oracle 2.950 4/1/30	95,000	106,431
ServiceNow 1.400 9/1/30	60,000	58,475
Tencent Holdings 3.280 4/11/24#	500,000	533,170
		2,130,389

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation − 0.07%
United Airlines 2014-1 Class A Pass Through Trust 4.000 4/11/26♦	50,665	$49,855
United Airlines 2014-2 Class A Pass Through Trust 3.750 9/3/26♦	111,306	105,600
		155,455
Utilities − 1.58%
American Transmission Systems 5.250 1/15/22#	40,000	42,095
Atlantic City Electric 4.000 10/15/28	75,000	89,077
CenterPoint Energy 3.850 2/1/24	330,000	361,853
Duke Energy 4.875μ,ψ	130,000	137,688
Duke Energy Indiana
2.750 4/1/50	60,000	61,556
3.250 10/1/49	65,000	72,500
Entergy Arkansas 4.200 4/1/49	190,000	242,744
Entergy Louisiana
4.000 3/15/33	90,000	112,883
4.050 9/1/23	25,000	27,373
4.950 1/15/45	15,000	16,512
Evergy 4.850 6/1/21	60,000	61,071
Evergy Metro 3.650 8/15/25	270,000	305,046
Exelon 3.950 6/15/25	35,000	39,484
LG&E and KU Energy 4.375 10/1/21	485,000	499,039
National Rural Utilities Cooperative Finance 5.250 4/20/46μ	35,000	37,863
NextEra Energy Capital Holdings
2.250 6/1/30	85,000	88,685
3.150 4/1/24	45,000	48,694
NiSource
0.950 8/15/25	45,000	45,019
5.650μ,ψ	120,000	119,159
NV Energy 6.250 11/15/20	100,000	100,712
Pacific Gas and Electric
2.100 8/1/27	30,000	29,200
2.500 2/1/31	45,000	42,981
3.300 8/1/40	20,000	18,357
PacifiCorp
2.700 9/15/30	20,000	22,133
3.300 3/15/51	30,000	33,762
3.500 6/15/29	255,000	296,560
Perusahaan Listrik Negara 4.125 5/15/27#	200,000	216,212
Southern California Edison 4.875 3/1/49	30,000	36,353
Vistra Operations

Schedule of investments
Delaware Strategic Allocation Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Utilities (continued)
3.550 7/15/24#	120,000	$127,893
4.300 7/15/29#	215,000	234,438
Xcel Energy
2.600 12/1/29	35,000	37,863
3.500 12/1/49	55,000	61,353
		3,666,158
Total Corporate Bonds (cost $27,772,577)		30,268,938

Loan Agreements – 0.56%
CityCenter Holdings 0.00% ((LIBOR01M + 2.25%)) 4/18/24•	340,327	327,607
DaVita Tranche B-1 0.00% ((LIBOR01M + 1.75%)) 8/12/26•	49,501	48,743
HCA Tranche B-13 0.00% (LIBOR01M + 1.75%) 3/18/26•	398,727	397,659
Lamar Media Tranche B 0.00% (LIBOR01M + 1.50%) 2/5/27•	171,937	167,639
SS&C Technologies Tranche B-3 0.00% ((LIBOR01M + 1.75%)) 4/16/25•	58,197	56,500
SS&C Technologies Tranche B-4 0.00% ((LIBOR01M + 1.75%)) 4/16/25•	40,888	39,695
W.R. Grace & Co. Tranche B-1 0.00% (LIBOR03M + 1.75%) 4/3/25•	99,289	97,477
W.R. Grace & Co. Tranche B-2 0.00% (LIBOR03M + 1.75%) 4/3/25•	170,211	167,104
Total Loan Agreements (cost $1,336,287)		1,302,424

Municipal Bonds – 0.36%
Bay Area, California Toll Authority (Build America Bonds) Series S3 6.907% 10/1/50	185,000	335,867
New Jersey Turnpike Authority (Build America Bonds) Series A 7.102% 1/1/41	105,000	172,679
Oregon State Taxable Pension 5.892% 6/1/27	200,000	252,822
South Carolina Public Service Authority (Santee Cooper) Series D 4.77% 12/1/45	60,000	78,717
Total Municipal Bonds (cost $700,153)		840,085

Non-Agency Asset-Backed Securities – 0.70%
American Express Credit Account Master Trust

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Series 2017-2 A 0.602% (LIBOR01M + 0.45%) 9/16/24•	335,000	$336,401
Series 2017-5 A 0.532% (LIBOR01M + 0.38%) 2/18/25•	235,000	235,586
Discover Card Execution Note Trust Series 2018-A3 A3 0.382% (LIBOR01M + 0.23%) 12/15/23•	90,000	90,140
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44#	484,000	421,245
Mercedes-Benz Master Owner Trust Series 2018-BA A 144A 0.492% (LIBOR01M + 0.34%) 5/15/23#,•	200,000	200,267
Tesla Auto Lease Trust Series 2019-A A2 144A 2.13% 4/20/22#	122,787	124,154
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55#,•	32,185	32,467
Series 2015-6 A1B 144A 2.75% 4/25/55#,•	48,517	49,351
Series 2017-1 A1 144A 2.75% 10/25/56#,•	40,212	41,243
Series 2017-2 A1 144A 2.75% 4/25/57#,•	41,608	42,771
Series 2018-1 A1 144A 3.00% 1/25/58#,•	59,634	62,199
Total Non-Agency Asset-Backed Securities (cost $1,688,852)		1,635,824

Non-Agency Collateralized Mortgage Obligations – 1.24%
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	29,677	29,900
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	52,410	56,819
Series 2014-2 B1 144A 3.399% 6/25/29#,•	91,529	92,779
Series 2014-2 B2 144A 3.399% 6/25/29#,•	91,529	92,417
Series 2014-IVR6 2A4 144A 2.50% 7/25/44#,•	167,427	169,655
Series 2015-4 B1 144A 3.616% 6/25/45#,•	170,666	175,131
Series 2015-4 B2 144A 3.616% 6/25/45#,•	170,667	175,292
Series 2015-5 B2 144A 2.633% 5/25/45#,•	179,571	183,441
Series 2015-6 B1 144A 3.577% 10/25/45#,•	171,528	175,122
Series 2015-6 B2 144A 3.577% 10/25/45#,•	171,528	175,122
Series 2018-4 A15 144A 3.50% 10/25/48#,•	10,937	10,965
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44#,•	25,525	26,345
Series 2015-1 B2 144A 3.87% 1/25/45#,•	50,986	51,746
Series 2017-4 A1 144A 3.50% 7/25/47#,•	41,090	42,164
Series 2018-5 A4 144A 3.50% 5/25/48#,•	25,165	25,298

Schedule of investments
Delaware Strategic Allocation Fund
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 3.995% 4/25/36•	7,252	$6,966
WST Trust Series 2019-1 A 1.171% (BBSW1M + 1.08%) 8/18/50•	1,937,652	1,395,376
Total Non-Agency Collateralized Mortgage Obligations (cost $2,722,202)		2,884,538

Non-Agency Commercial Mortgage-Backed Securities – 2.83%
Banc of America Commercial Mortgage Trust Series 2017-BNK3 B 3.879% 2/15/50•	340,000	355,678
Benchmark Mortgage Trust Series 2019-B9 A5 4.016% 3/15/52	450,000	533,793
COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47	345,000	374,953
Series 2015-3BP A 144A 3.178% 2/10/35#	500,000	535,983
Series 2015-CR23 A4 3.497% 5/10/48	395,000	434,066
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	255,000	281,433
Series 2016-C3 A5 2.89% 8/10/49	300,000	326,625
DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.79% 11/10/46#,•	230,000	230,415
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.764% 7/10/48	505,000	562,492
Series 2017-GS6 A3 3.433% 5/10/50	500,000	564,022
Series 2019-GC39 A4 3.567% 5/10/52	580,000	670,117
Series 2019-GC42 A4 3.001% 9/1/52	430,000	480,009
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	270,000	296,378
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 B 3.499% 4/15/46	125,000	121,118
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39•	93,160	53,940
Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41•	248,013	244,327
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 A3 2.652% 8/15/49	485,000	512,613
Total Non-Agency Commercial Mortgage-Backed Securities (cost $6,334,001)		6,577,962

	Principal amount°	Value (US $)

Sovereign Bonds – 0.11%
Argentina − 0.02%
Argentine Republic Government International Bonds
0.125% 7/9/30~	87,300	$36,623
1.00% 7/9/29	3,033	1,389
		38,012
Philippines − 0.09%
Philippine Government International Bond 2.457% 5/5/30	200,000	216,117
Total Sovereign Bonds (cost $248,720)		254,129
		Number of shares	Value (US $)
Preferred Stock – 0.64%
Morgan Stanley ((LIBOR03M + 3.81%)) 4.085•		35,000	34,409
US Bancorp (LIBOR03M + 1.02%) 3.500•		1,000	968,850
USB Realty ((LIBOR03M + 1.15%)) 1.422#,•		100,000	81,062
Volkswagen 3.560	EUR	2,570	413,542
Total Preferred Stock (cost $1,245,862)			1,497,863
	Principal amount°	Value (US $)
US Treasury Obligation – 0.03%
US Treasury Note 0.625% 8/15/30	60,000	59,658
Total US Treasury Obligation (cost $59,834)		59,658
	Number of shares	Value (US $)
Short-Term Investments – 2.13%
Money Market Mutual Funds − 2.13%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	1,238,732	1,238,732
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	1,238,733	1,238,733

Schedule of investments
Delaware Strategic Allocation Fund
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	1,238,733	$1,238,733
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	1,238,732	1,238,732
Total Short-Term Investments (cost $4,954,930)		4,954,930
Total Value of Securities–100.83% (cost $191,147,898)		$234,498,230
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $13,194,244, which represents 6.63% of the Fund net assets. See Note 9 in “Notes to financial statements.”
@	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.

♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at September 30, 2020.
The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	ILS	(108,337)	USD	31,358	10/1/20	$—	$(267)
TD	AUD	(2,405,000)	USD	1,750,322	1/15/21	27,217	—
Total Foreign Currency Exchange Contracts						$27,217	$(267)
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(3)	US Treasury Long Bonds	$(528,844)	$(528,836)	12/21/20	$—	$(8)	$—
19	US Treasury 5 yr Notes	2,394,594	2,392,561	12/31/20	2,033	—	(1,930)
(54)	US Treasury 5 yr Notes	(6,805,688)	(6,805,982)	12/31/20	294	—	—
(16)	US Treasury 10 yr Ultra Notes	(2,558,750)	(2,559,211)	12/21/20	461	—	—
(13)	US Treasury 10 yr Notes	(1,813,906)	(1,814,280)	12/21/20	374	—	—
Total Futures Contracts			$(9,315,748)		$3,162	$(8)	$(1,930)

Schedule of investments
Delaware Strategic Allocation Fund
Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection PurchasedMoody’s Ratings:
CDX.NA.IG.32 12/20/24- Quarterly[5]	3,000,000	1.000%	$(24,218)	$(54,590)	$30,372	$—	$(536)
The use of foreign currency exchange contracts, futures contracts, and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented on the previous page represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in the Fund’s net assets.
[1]	See Note 6 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $25,398.
[5]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.
Summary of abbreviations:
ADR – American Depositary Receipt
ARM – Adjustable Rate Mortgage

Summary of abbreviations: (continued)
AUD – Australian Dollar
BBSW1M – Bank Bill Swap Rate 1 Month
BNYM – Bank of New York Mellon
CDS – Credit Default Swap
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DB – Deutsche Bank AG
EAFE – Europe, Australasia and Far East
ETF – Exchange-Traded Fund
EUR – European Monetary Unit
FREMF – Freddie Mac Multifamily
FTSE – Financial Times Stock Exchange
GDR – Global Depositary Receipt
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
ILS – Israel Shekel
JPM – JPMorgan
LB – Lehman Brothers
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
LIBOR12M – ICE LIBOR USD 12 Month
MSCI – Morgan Stanley Capital International
PJSC – Private Joint Stock Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
TD – TD Bank
USD – US Dollar
yr – Year

Schedule of investments
Delaware Strategic Allocation Fund
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Strategic Allocation Fund	September 30, 2020 (Unaudited)
Assets:
Investments, at value*	$234,498,230
Cash collateral due from brokers	571,401
Foreign currencies, at valueΔ	283,714
Receivable for securities sold	963,837
Interest receivable	670,084
Foreign tax reclaims receivable	274,904
Receivable for fund shares sold	40,961
Unrealized appreciation on foreign currency exchange contracts	27,217
Total Assets	237,330,348
Liabilities:
Due to custodian	19,237
Payable for securities purchased	4,153,623
Payable for fund shares redeemed	243,724
Other accrued expenses	138,217
Investment management fees payable to affiliates	118,214
Distribution fees payable to affiliates	50,714
Audit and tax fees payable	27,491
Other liabilities	12,532
Variation margin due to broker on futures contracts	1,930
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,801
Accounting and administration expenses payable to affiliates	987
Swap payments payable	833
Trustees' fees and expenses payable to affiliates	807
Variation margin due to brokers on centrally cleared credit default swap contracts	536
Reports and statements to shareholders expenses payable to non-affiliates	461
Legal fees payable to affiliates	405
Unrealized depreciation on foreign currency exchange contracts	267
Distribution payable	142
Total Liabilities	4,771,921
Total Net Assets	$232,558,427

Net Assets Consist of:
Paid-in capital	$191,530,927
Total distributable earnings (loss)	41,027,500
Total Net Assets	$232,558,427

Statement of assets and liabilities
Delaware Strategic Allocation Fund
Net Asset Value

Class A:
Net assets	$177,406,736
Shares of beneficial interest outstanding, unlimited authorization, no par	16,575,770
Net asset value per share	$10.70
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$11.35

Class C:
Net assets	$17,116,625
Shares of beneficial interest outstanding, unlimited authorization, no par	1,598,014
Net asset value per share	$10.71

Class R:
Net assets	$1,329,104
Shares of beneficial interest outstanding, unlimited authorization, no par	124,739
Net asset value per share	$10.66

Institutional Class:
Net assets	$36,705,962
Shares of beneficial interest outstanding, unlimited authorization, no par	3,428,045
Net asset value per share	$10.71
*Investments, at cost	$191,147,898
ΔForeign currencies, at cost	279,681
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Strategic Allocation Fund	Six months ended September 30, 2020 (Unaudited)
Investment Income:
Dividends	$1,690,123
Interest	874,065
Foreign tax withheld	(112,745)
2,451,443

Expenses:
Management fees	747,899
Distribution expenses — Class A	208,623
Distribution expenses — Class C	92,252
Distribution expenses — Class R	3,635
Dividend disbursing and transfer agent fees and expenses	95,379
Accounting and administration expenses	40,090
Audit and tax fees	35,662
Registration fees	33,680
Reports and statements to shareholders expenses	29,581
Legal fees	27,398
Custodian fees	24,712
Trustees' fees and expenses	6,841
Other	34,947
1,380,699
Less expenses waived	(52,880)
Less expenses paid indirectly	(324)
Total operating expenses	1,327,495
Net Investment Income	1,123,948

Statement of operations
Delaware Strategic Allocation Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$3,198,477
Foreign currencies	(5,799)
Foreign currency exchange contracts	(161,063)
Futures contracts	(130,673)
Swap contracts	(2,029,189)
Net realized gain	871,753

Net change in unrealized appreciation (depreciation) of:
Investments[1]	33,662,183
Foreign currencies	30,208
Foreign currency exchange contracts	(82,519)
Futures contracts	77,877
Swap contracts	1,792,815
Net change in unrealized appreciation (depreciation)	35,480,564
Net Realized and Unrealized Gain	36,352,317
Net Increase in Net Assets Resulting from Operations	$37,476,265
1	Includes $(65,460) capital gain tax paid and $(12,532) capital gain tax accrued.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Strategic Allocation Fund
	Six months ended 9/30/20 (Unaudited)	Year ended 3/31/20

Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,123,948	$4,165,719
Net realized gain	871,753	4,600,201
Net change in unrealized appreciation (depreciation)	35,480,564	(30,169,919)
Net increase (decrease) in net assets resulting from operations	37,476,265	(21,403,999)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,281,616)	(15,220,592)
Class C	(65,271)	(1,757,045)
Class R	(8,456)	(154,159)
Institutional Class	(322,796)	(3,648,848)
	(1,678,139)	(20,780,644)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,440,658	5,525,466
Class C	311,675	944,147
Class R	67,046	121,937
Institutional Class	1,557,430	5,143,725

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,173,309	14,133,230
Class C	62,893	1,732,225
Class R	8,456	154,156
Institutional Class	182,507	1,875,646
	7,803,974	29,630,532

Statements of changes in net assets
Delaware Strategic Allocation Fund
	Six months ended 9/30/20 (Unaudited)	Year ended 3/31/20

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(11,397,795)	$(27,546,571)
Class C	(4,033,664)	(8,472,813)
Class R	(541,704)	(367,100)
Institutional Class	(5,284,137)	(13,500,491)
	(21,257,300)	(49,886,975)
Decrease in net assets derived from capital share transactions	(13,453,326)	(20,256,443)
Net Increase (Decrease) in Net Assets	22,344,800	(62,441,086)

Net Assets:
Beginning of period	210,213,627	272,654,713
End of period	$232,558,427	$210,213,627
See accompanying notes, which are an integral part of the financial statements.

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Financial highlights
Delaware Strategic Allocation Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Six months ended[1] 9/30/20 (Unaudited)	Year ended
	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
$9.12	$10.94	$11.46	$11.42	$10.80	$11.97

0.05	0.18	0.22	0.21	0.17	0.17
1.94	(1.13)	(0.05)	0.71	0.84	(0.54)
1.99	(0.95)	0.17	0.92	1.01	(0.37)

(0.16)	(0.19)	(0.20)	(0.21)	(0.24)	(0.17)
(0.25)	(0.68)	(0.49)	(0.67)	(0.15)	(0.63)
(0.41)	(0.87)	(0.69)	(0.88)	(0.39)	(0.80)

$10.70	$9.12	$10.94	$11.46	$11.42	$10.80

18.19%	(9.55%)	1.63%	8.35%	9.45%	(3.32%)

$177,407	$156,436	$195,484	$172,750	$170,801	$174,041
1.14%	1.13%	1.16%	1.14%	1.14%	1.15%
1.18%	1.18%	1.22%	1.17%	1.18%	1.18%
0.99%	1.66%	2.00%	1.79%	1.49%	1.49%
0.95%	1.61%	1.94%	1.76%	1.45%	1.46%
31%	103%	97%	93%	133%	131%

Financial highlights
Delaware Strategic Allocation Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Six months ended[1] 9/30/20 (Unaudited)	Year ended
	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
$9.13	$10.94	$11.46	$11.42	$10.80	$11.97

0.01	0.10	0.14	0.12	0.08	0.08
1.90	(1.12)	(0.05)	0.71	0.84	(0.53)
1.91	(1.02)	0.09	0.83	0.92	(0.45)

(0.08)	(0.11)	(0.12)	(0.12)	(0.15)	(0.09)
(0.25)	(0.68)	(0.49)	(0.67)	(0.15)	(0.63)
(0.33)	(0.79)	(0.61)	(0.79)	(0.30)	(0.72)

$10.71	$9.13	$10.94	$11.46	$11.42	$10.80

17.72%	(10.19%)	0.82%	7.53%	8.62%	(4.06%)

$17,117	$17,822	$27,275	$21,096	$22,602	$24,736
1.90%	1.89%	1.92%	1.90%	1.90%	1.91%
1.94%	1.94%	1.98%	1.93%	1.94%	1.94%
0.23%	0.90%	1.24%	1.03%	0.73%	0.73%
0.19%	0.85%	1.18%	1.00%	0.69%	0.70%
31%	103%	97%	93%	133%	131%

Financial highlights
Delaware Strategic Allocation Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Six months ended[1] 9/30/20 (Unaudited)	Year ended
	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
$9.08	$10.90	$11.40	$11.37	$10.76	$11.93

0.04	0.15	0.19	0.18	0.14	0.14
1.92	(1.12)	(0.03)	0.70	0.83	(0.54)
1.96	(0.97)	0.16	0.88	0.97	(0.40)

(0.13)	(0.17)	(0.17)	(0.18)	(0.21)	(0.14)
(0.25)	(0.68)	(0.49)	(0.67)	(0.15)	(0.63)
(0.38)	(0.85)	(0.66)	(0.85)	(0.36)	(0.77)

$10.66	$9.08	$10.90	$11.40	$11.37	$10.76

18.10%	(9.82%)	1.54%	8.01%	9.11%	(3.59%)

$1,329	$1,564	$1,986	$1,580	$1,801	$1,982
1.40%	1.39%	1.42%	1.40%	1.40%	1.41%
1.44%	1.44%	1.48%	1.43%	1.44%	1.44%
0.73%	1.40%	1.74%	1.53%	1.23%	1.23%
0.69%	1.35%	1.68%	1.50%	1.19%	1.20%
31%	103%	97%	93%	133%	131%

Financial highlights
Delaware Strategic Allocation Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Six months ended[1] 9/30/20 (Unaudited)	Year ended
	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
$9.13	$10.95	$11.46	$11.42	$10.80	$11.98

0.06	0.20	0.25	0.24	0.19	0.19
1.96	(1.12)	(0.04)	0.71	0.84	(0.54)
2.02	(0.92)	0.21	0.95	1.03	(0.35)

(0.19)	(0.22)	(0.23)	(0.24)	(0.26)	(0.20)
(0.25)	(0.68)	(0.49)	(0.67)	(0.15)	(0.63)
(0.44)	(0.90)	(0.72)	(0.91)	(0.41)	(0.83)

$10.71	$9.13	$10.95	$11.46	$11.42	$10.80

18.32%	(9.29%)	1.96%	8.60%	9.70%	(3.17%)

$36,706	$34,392	$47,910	$63,346	$79,009	$73,036
0.90%	0.89%	0.92%	0.90%	0.90%	0.91%
0.94%	0.94%	0.98%	0.93%	0.94%	0.94%
1.23%	1.90%	2.24%	2.03%	1.73%	1.73%
1.19%	1.85%	2.18%	2.00%	1.69%	1.70%
31%	103%	97%	93%	133%	131%

Notes to financial statements
Delaware Strategic Allocation Fund	September 30, 2020 (Unaudited)
Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers one fund: Delaware Strategic Allocation Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services − Investment Companies.
The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and
US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are
“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended September 30, 2020 and for all open tax years (years ended March 31, 2017–March 31, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the six months ended September 30, 2020, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Underlying Funds —  The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
To Be Announced Trades (TBA) —  The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Notes to financial statements
Delaware Strategic Allocation Fund
1. Significant Accounting Policies (continued)
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various fund within the Delaware Fund® by Macquarie (Delaware Fund) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the six months ended September 30, 2020.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under
“Less expenses paid indirectly.” For the six months ended September 30, 2020, the Fund earned $324 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.
DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.90% of the Fund’s average daily net assets from
April 1, 2020 through September 30, 2020.* For purposes of those waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may be terminated only by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Fund's portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.12% of the average daily net assets of the Fund.
As determined by MIMAK from time to time, Macquarie Investment Management Global Limited (MIMGL) is responsible for managing real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations from DMC's affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMEL, MIMGL, and Macquarie Fund Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”) to execute Fund security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market

Notes to financial statements
Delaware Strategic Allocation Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
(continued)
knowledge, and MIMAK may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.
Jackson Square Partners, LLC (JSP), a related party of DMC, also furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended September 30, 2020, the Fund was charged $5,967 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the six months ended September 30, 2020, the Fund was charged $10,958 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 1.00% of the average daily net assets of the Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are calculated daily and paid monthly.
In connection with the merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (2) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described on the previous page. This method of calculating Class A
12b-1 fees may be discontinued at the sole discretion of the Board. These fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the six months ended September 30, 2020, the Fund was charged $6,452 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
For the six months ended September 30, 2020, DDLP earned $4,269 for commissions on sales of the Fund’s Class A shares. For the six months ended September 30, 2020, DDLP received gross CDSC commissions of $11 and $321 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from July 27, 2018 through
July 29, 2021.
3. Investments
For the six months ended September 30, 2020, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:
Purchases other than US government securities	$33,854,570
Purchases of US government securities	35,039,898
Sales other than US government securities	40,327,053
Sales of US government securities	38,572,104

Notes to financial statements
Delaware Strategic Allocation Fund
3. Investments (continued)
At September 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:
Cost of investments	$191,390,769
Aggregate unrealized appreciation of investments	$55,734,163
Aggregate unrealized depreciation of investments	(12,620,816)
Net unrealized appreciation of investments	$43,113,347
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2020:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Asset-Backed Security	$—	$1,632	$—	$1,632
Agency Collateralized Mortgage Obligations	—	973,019	—	973,019
Agency Commercial Mortgage-Backed Securities	—	877,544	—	877,544
Agency Mortgage-Backed Securities	—	29,531,275	—	29,531,275
Collateralized Debt Obligations	—	2,578,834	—	2,578,834
Common Stock
Communication Services	9,392,317	4,266,547	—	13,658,864
Consumer Discretionary	11,928,083	4,632,237	—	16,560,320
Consumer Staples	3,525,170	7,364,828	—	10,889,998
Energy	1,216,456	3,763,748	—	4,980,204
Financials	7,829,278	7,650,972	—	15,480,250
Healthcare	10,641,307	6,719,692	—	17,360,999
Industrials	6,005,532	6,939,525	—	12,945,057
Information Technology	18,571,338	8,648,197	—	27,219,535
Materials	3,277,470	2,735,442	—	6,012,912
Real Estate	5,701,750	1,050,704	32,160	6,784,614
Utilities	1,008,400	1,173,488	—	2,181,888
Corporate Bonds	—	30,268,938	—	30,268,938
Exchange-Traded Funds	16,137,018	—	—	16,137,018
Limited Partnerships	47,916	—	—	47,916
Loan Agreements	—	1,302,424	—	1,302,424
Municipal Bonds	—	840,085	—	840,085
Non-Agency Asset-Backed Securities	—	1,635,824	—	1,635,824
Non-Agency Collateralized Mortgage Obligations	—	2,884,538	—	2,884,538
Non-Agency Commercial Mortgage-Backed Securities	—	6,577,962	—	6,577,962
Preferred Stock[1]	968,850	529,013	—	1,497,863
Sovereign Bonds	—	254,129	—	254,129
US Treasury Obligation	—	59,658	—	59,658
Short-Term Investments	4,954,930	—	—	4,954,930
Total Value of Securities	$101,205,815	$133,260,255	$32,160	$234,498,230

Notes to financial statements
Delaware Strategic Allocation Fund
3. Investments (continued)
	Level 1	Level 2	Level 3	Total

Derivatives[2]
Assets:
Centrally Cleared Credit Default Swaps	$—	$30,372	$—	$30,372
Futures Contracts	3,162	—	—	3,162
Foreign Currency Exchange Contracts	—	27,217	—	27,217
Liabilities:
Foreign Currency Exchange Contracts	$—	$(267)	$—	$(267)
Futures Contracts	(8)	—	—	(8)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Total
Preferred Stock	64.68%	35.32%	100.00%
2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.
The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.
During the six months ended September 30, 2020, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of
Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the period.

4. Capital Shares
Transactions in capital shares were as follows:
	Six months ended	Year ended
	9/30/20	3/31/20
Shares sold:
Class A	426,569	522,851
Class C	30,491	88,141
Class R	6,500	11,461
Institutional Class	148,840	472,279

Shares issued upon reinvestment of dividends and distributions:
Class A	112,241	1,338,660
Class C	6,033	163,197
Class R	814	14,655
Institutional Class	17,442	177,920
	748,930	2,789,164

Shares redeemed:
Class A	(1,113,555)	(2,578,339)
Class C	(390,899)	(791,327)
Class R	(54,830)	(36,121)
Institutional Class	(506,931)	(1,257,360)
	(2,066,215)	(4,663,147)
Net decrease	(1,317,285)	(1,873,983)
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the six months ended September 30, 2020 and the year ended March 31, 2020 the Fund had the following exchange transactions:
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Six months ended
9/30/20	30,120	80,091	62,818	47,365	$1,164,522
Year ended
3/31/20	9,498	37,071	28,422	18,126	505,356
5. Line of Credit
The Fund, along with certain other fund in the Delaware Fund (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an

Notes to financial statements
Delaware Strategic Allocation Fund
5. Line of Credit (continued)
additional source of liquidity to fund redemptions of investor shares. On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit (Agreement). The Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original agreement. The line of credit available under the Agreement expires on November 2, 2020.
Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 4, 2019.
The Fund had no amounts outstanding as of September 30, 2020, or at any time during the period then ended.
6. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts —  The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between The Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

During the six months ended September 30, 2020, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities the Fund already owns that are denominated in foreign currencies.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At September 30, 2020, the Fund posted $133,870 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”
During the six months ended September 30, 2020, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swaps to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.
Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest

Notes to financial statements
Delaware Strategic Allocation Fund
6. Derivatives (continued)
rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the six months ended September 30, 2020, the Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the six months ended September 30, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the six months ended September 30, 2020, the Fund did not enter into any CDS contracts as a seller of protection.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the six months ended September 30, 2020, the Fund entered into CDS contracts to hedge against credit events.
Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
At September 30, 2020, the Fund posted $437,531 in cash collateral for open centrally cleared interest rate swap contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”
Fair values of derivative instruments as of September 30, 2020 were as follows:
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Variation margin due from broker on futures contracts	$—	$—	$3,162	$—	$3,162
Variation margin due from brokers on centrally cleared credit default swap contracts	—	—	—	30,372	30,372
Total	$—	$—	$3,162	$—	$33,534
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Variation margin due from broker on futures contracts	$—	$—	$(8)	$—	$(8)
Total	$—	$—	$(8)	$—	$(8)

Notes to financial statements
Delaware Strategic Allocation Fund
6. Derivatives (continued)
The effect of derivative instruments on the “Statement of operations” for the six months ended September 30, 2020 was as follows:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(161,063)	$—	$—	$(161,063)
Interest rate contracts	—	(130,673)	(2,111,422)	(2,242,095)
Credit contracts	—	—	82,233	82,233
Total	$(161,063)	$(130,673)	$(2,029,189)	$(2,320,925)
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(82,519)	$77,877	$55,770	$51,128
Interest rate contracts	—	—	1,940,192	1,940,192
Credit contracts	—	—	(203,148)	(203,148)
Total	$(82,519)	$77,877	$1,792,814	$1,788,172
The following table summarizes the average balance of derivative holdings by the Fund during the six months ended September 30, 2020:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$51,627	$1,733,954
Futures contracts (average notional value)	1,215,226	4,775,431
CDS contracts (average notional value)	4,039,685	—
Interest rate swap contracts (average notional value)	—	24,249,055
7. Offsetting
The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”
At September 30, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Delaware Strategic Allocation Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$—	$(267)	$(267)
Toronto Dominion Bank	27,217	—	27,217
Total	$27,217	$(267)	$26,950
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of New York Mellon	$(267)	$—	$—	$—	$—	$(267)
Toronto Dominion Bank	27,217	—	—	—	—	27,217
Total	$26,950	$—	$—	$—	$—	$26,950
(a)The value of the related collateral exceeded the value of the derivatives as of
September 30, 2020, as applicable.
(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
Master Securities Forward Transaction Agreements
Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of

Notes to financial statements
Delaware Strategic Allocation Fund
7. Offsetting (continued)
September 30, 2020, the following table is a summary of the Fund’s TBA securities by counterparty which are subject to offsetting under MFA:
	Delaware Strategic Allocation Fund
Counterparty	TBA at Value	Cash Collateral Received	Cash Collateral Pledged	Net Exposure
Bank of America Securities LLC	$367,936	$—	$—	$367,936
JPMorgan Chase & Co.	549,958	—	—	549,958
Morgan Stanley & Co.	1,766,063	—	—	1,766,063
Wells Fargo	550,266	—	—	550,266
Total	$3,234,223	$—	$—	$3,234,223
8. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the six months ended September 30, 2020, the Fund had no securities out on loan.
9. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates ("IBORs"), such as the euro overnight index average (EONIA), which are also the subject of recent reform.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there

Notes to financial statements
Delaware Strategic Allocation Fund
9. Credit and Market Risk (continued)
is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended September 30, 2020. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

Notes to financial statements
Delaware Strategic Allocation Fund
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.
12. Subsequent Events
On November 2, 2020, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit to be used as described in Note 5 and to be operated in substantially the same manner as the agreement described in Note 5. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on November 1, 2021.
Management has determined that no other material events or transactions occurred subsequent to
September 30, 2020, that would require recognition or disclosure in the Fund's financial statements.

Other Fund information (Unaudited)
Delaware Strategic Allocation Fund
Liquidity Risk Management Program
The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage a fund’s “liquidity risk,” defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.
The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for the Fund.
As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories
(Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).
In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.
At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)
Delaware Strategic Allocation Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Strategic Allocation Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Strategic Allocation Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Jackson Square Partners, LLC (“JSP”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”) (the “Sub-advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by the
Sub-Advisers to the Fund. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the
Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective

Other Fund information (Unaudited)
Delaware Strategic Allocation Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Strategic Allocation Fund at a meeting held August 11-13, 2020 (continued)
management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses was in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through July 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Fund and in relation to the
Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Member
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This semiannual report is for the information of Delaware Strategic Allocation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at
delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

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• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

i
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Delaware Funds® by Macquarie privacy practices notice
customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited

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Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
                      Revised February 2020
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Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund
• Delaware Growth and Income Fund
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund1
• Delaware Small Cap Core Fund2
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
2Closed to certain new investors.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in each Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

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Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
•  Delaware Emerging Markets Debt Corporate Fund
(formerly, Delaware Emerging Markets Debt Fund)
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware Government Cash Management Fund3
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Exempt Income Fund4
• Delaware Tax-Exempt Opportunities Fund4
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free California II Fund4
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free New York II Fund4
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
3On May 20, 2020, the Board of Trustees unanimously voted and approved a proposal to liquidate and dissolve Delaware Government Cash Management Fund (“Fund”). The liquidation and dissolution are expected to take effect on or about December 4, 2020. The Fund closed to new investors and all sales efforts ceased as of the close of business on Thursday, July 2, 2020. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until close of business Wednesday, December 2, 2020. Until the liquidation, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Funds® by Macquarie fund. Any exchange would be made at the current net asset value of the Fund and the selected Delaware Fund. The Fund’s shareholders would not incur front-end or contingent deferred sales charges upon these exchanges as the funds do not typically carry loads or sales charges.
4On August 12, 2020, the Board of Trustees approved the reorganizations (together, the “Reorganizations”) of each of Delaware Tax-Exempt Income Fund, Delaware Tax-Exempt Opportunities Fund, Delaware Tax-Free California II Fund, and Delaware Tax-Free New York II Fund (collectively, the “Acquired Funds”) into and with Delaware Tax-Free USA Intermediate Fund, Delaware Tax-Free USA Fund, Delaware Tax-Free California Fund, and Delaware Tax-Free New York Fund, respectively (collectively, the “Acquiring Funds”). Effective as of the close of business on November 13, 2020, the Acquired Funds will be closed to new investors. It is anticipated that the Acquired Funds’ shareholders will receive a prospectus/information statement in October 2020 providing them with information about the Reorganizations and the Acquiring Funds. The Reorganizations are expected to take place in December 2020. The Acquired Funds will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until November 25, 2020. Contingent deferred sales charges will be waived on redemptions from the Acquired Funds through the date of the Reorganizations.
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Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1397043)
SA-448-1120

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Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® FOUNDATION FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 3, 2020

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 3, 2020